UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 1, 2006

                     PACIFICAP ENTERTAINMENT HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


              Nevada                    000-31048                33-0766069
 (State or other jurisdiction        (IRS Employer           (Commission File
        of incorporation)          Identification No.)            Number)


           9150 Wilshire Boulevard, Suite 242 Beverly Hills, CA 90212
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (310) 246-0090

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 1, 2006, authorized officers of Pacificap Entertainment Holdings, Inc. (the "Company") concluded that its financial statements for the year ended December 31, 2004 should no longer be relied upon. The errors were discovered in connection with a comment raised by the Securities and Exchange Commission ("SEC") in their review and comment on our Securities Act filings on Form SB-2. The SEC requested that we provide information regarding Company's accounting for its convertible debt instruments and their embedded conversion features. Upon reviewing and updating our accounting and disclosures of our convertible debt instruments , we discovered our errors. Upon this determination, management and the Board of Directors were alerted to the facts and circumstances regarding the errors in accounting for the convertible debt.

The Company accounted for and disclosed the convertible promissory notes as conventional convertible debt. After further review, the Company determined the conversion option embedded in the convertible notes did not meet the definition of a "conventional convertible debt instrument" because of the option lacked a fixed conversion price.

Therefore, management re-evaluated the convertible notes and embedded conversion feature under the guidelines of SFAS No. 133 and EITF Issue No. 00-19, and has concluded that the embedded conversion option did not meet the SFAS No. 133 paragraph 11(a) scope exception. Accordingly, management assessed the conversion feature against the additional criteria required for equity classification included in paragraphs 12-32 of EITF Issue No. 00-19 and determined that the number of shares to be delivered is not capped and therefore the Company did not have sufficient authorized and unissued shares of its common stock to settle the obligation as of the date of the financial statements.

As a result of the above analysis , the Company has concluded the embedded conversion option:

o    Does not meet the paragraph 11(a) scope exception in SFAS No. 133

o    Should be bifurcated from the host instrument ; and

o    should be accounted for as a derivative liability under SFAS No. 133.


Accordingly, the Company will restate its financial statements for the year ended December 31, 2004 and the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005 filed with the SEC disclosing and accounting for the embedded conversion option as a derivative .

Authorized officers of the Company discussed this matter with the Company's independent public accounting firm who agreed that the Company's financial statements for the year ended December 31, 2004 and the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 respectively, could not be relied upon and needed to be restated. The Company filed restated December 31, 2004 financial statements in the Company's December 31, 2005 Annual Report of SEC Form 10KSB. The Company filed restated 2005 quarterly financial statements in its Quarterly Reports on SEC Form 10QSB for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, respectively.

As a result of this restatement, (1) the Company's reported net loss for the year ended December 31, 2004 increased by $323,000 from $(4,623,614) to $(4,946,614), (2) the Company's loss per share increased by $0.01 from $(0.18) to $(.19) per share, (3) the Company's deficiency accumulated during the development stage increased by $323,000 from $(48,005,439) to $(48,328,439), (4)
net convertible note decreased by $213,111 from $603,262 to $390,151, (5) derivative liability relating to convertible debentures increased by $3,801,741 from $0 to $3,801,741, (6) Increase warrant liability relating to convertible debentures $44,802 from $0 to $44,802, (7) the Company's additional paid in capital decreased by $3,310,432 from $45,788,003 to $42,477,571 and (8) the restatements had no net effect on the total cash using in operating activities and total cash provided by financing activities.

The  following  are   reconciliations  of  the  Company's   restatement  of  the
Consolidated Balance Sheet as of December 31, 2004 and Consolidated Statement of Losses for the fiscal year ended December 31, 2004.

                     Pacificap Entertainment Holdings, Inc.
                          (A Development Stage Company)
                           Consolidated Balance Sheet
                                December 31, 2004

                                                              As Reported       Adjustment       Restated
                                                             -------------    -------------    ------------
ASSETS
 CURRENT ASSETS:
Cash and equivalents                                         $     269,715                     $    269,715
                                                             -------------                     ------------

Total current assets                                               269,715                          269,715

PROPERTY AND EQUIPMENT                                               8,799                            8,799

OTHER ASSETS:
Prepaid interest                                                   303,502                          303,502
Financing costs, net of amortization                               422,653                          422,653
Restricted cash                                                    235,903                          235,903

Other                                                                4,502                            4,502
                                                             -------------                     ------------
                                                                   966,560                          966,560

                                                             $   1,245,074                     $  1,245,074
                                                             =============                     ============


LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES:
Accounts payable and accrued expenses                        $     989,556                     $    989,556
Other accrued liabilities                                          380,000                          380,000
Notes payable, current portion                                   1,131,165                        1,131,165
Advances from related parties                                      275,190                          275,190

Other advances                                                      45,000                           45,000
                                                             -------------                     ------------
Total current liabilities                                        2,820,911                        2,820,911

Notes payable, long-term portion, net of debt
discount                                                           603,262         (213,111)        390,151
Derivative liability relating to convertible
debentures                                                               -        3,801,741       3,801,741
Warrant liability relating to convertible
debentures                                                                           44,802          44,802


COMMITMENTS AND CONTINGENCIES                                            -                -

DEFICIENCY IN STOCKHOLDERS' EQUITY
Preferred stock                                                          -                                -
Common stock                                                        38,337                           38,337

Additional paid-in-capital                                      45,788,003       (3,310,432)     42,477,571

Accumulated deficit during development stage                   (48,005,439)        (323,000)    (48,328,439)
                                                             -------------    -------------    ------------

Deficiency in stockholders' equity                              (2,179,099)      (3,633,432)     (5,812,531)
                                                             -------------    -------------    ------------
                                                             $   1,245,074                     $  1,245,074
                                                             =============                     ============

                     Pacificap Entertainment Holdings, Inc.
                          (A Development Stage Company)
                        Consolidated Statement of Losses
                      For the Year Ended December 31, 2004

                                                              As Reported      Adjustments       Restated
                                                             -------------    -------------    ------------
Costs and Expenses:
Selling, General and Administrative                          $   3,112,184                     $  3,112,184

Depreciation                                                           662                              662
                                                             -------------                     ------------
Total Operating Expense                                          3,112,846                        3,112,846


Loss from Operations                                            (3,112,846)                      (3,112,846)

Unrealized loss related to adjustment of
derivative and warrant liability to fair
value of underlying securities                                           -         (446,543)       (446,543)

Interest Income (Expense)                                       (1,510,768)         123,543      (1,387,225)

Provision for Income Tax                                                 -                                -
                                                             -------------                     ------------

Net Loss                                                     $  (4,623,614)        (323,000)   $ (4,946,614)
                                                             =============    =============    ============

Loss per common share (basic and assuming
dilution)                                                    $       (0.18)   $        0.01    $      (0.19)
                                                             =============    =============    ============
Weighted average common shares outstanding                      26,130,548       26,130,548      26,130,548


Complete Description

The foregoing description of the revised condensed financial data is not a complete summary. You are urged to read the complete document on Form 10-KSB filed for the fiscal year ended December 31, 2005, which can be found on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Pacificap Entertainment Holdings, Inc.




                                      /s/ Mark Schaftlein
                                      --------------------
Date: February 23, 2007               Mark Schaftlein
                                      President